Exhibit 99.1

Cavium

Announces Financial Results for Q1 2016

SAN JOSE, Calif., April 27, 2016 – Cavium, Inc. (NASDAQ: CAVM), a leading provider of semiconductor products that enable secure and intelligent processing for enterprise, data center, cloud, wired and wireless networking, today announced financial results for the first quarter ended March 31, 2016.

Net revenue in the first quarter of 2016 was $101.9 million, a 1.0% sequential increase from the $100.9 million reported in the fourth quarter of 2015 and relatively flat from the $101.8 million reported in the first quarter of 2015.

Generally Accepted Accounting Principles (GAAP) Results

Net loss in the first quarter of 2016 was $3.8 million, or $(0.07) per diluted share, compared to $1.0 million, or $(0.02) per diluted share in the fourth quarter of 2015. Gross margins were 66.8% in the first quarter of 2016 compared to 66.2% in the fourth quarter of 2015. Total cash and cash equivalents were $129.6 million at March 31, 2016.

Non-GAAP Results

Cavium believes that the presentation of non-GAAP financial measures provides important supplemental information to management and investors regarding financial and business trends relating to Cavium’s financial condition and results of operations. These measures should only be used to evaluate Cavium’s results of operations in conjunction with the corresponding GAAP measures. The reconciliation between GAAP and non-GAAP financial results is provided in the financial statements portion of this release.

In the first quarter of 2016, Non-GAAP net income was $14.8 million, or $0.25 per diluted share. Non-GAAP gross margin was 67.1% and Non-GAAP operating margin (non-GAAP income from operations as a percentage of revenue) was 15.0%.

Recent News Highlights

•	April 19, 2016 - Cavium Showcased the Innovative NFV/SDN Technology Solutions at NFV World Congress 2016
•	March 15, 2016 - Cavium’s XPliant Switches Empower Open Networking at ONS 2016
•	March 15, 2016 - Cavium Showcased Key Technology Components for Cloud Datacenters and NFV at Open Networking Summit 2016
•	March 7, 2016 - Cavium Seamlessly Connected Open Switch Software on XPliant Switches
•	March 7, 2016 - Cavium to Demonstrate Data Center Solutions for Next Generation Cloud Infrastructure at Open Compute Summit 2016
•	March 1, 2016 - Cavium OCTEON III Multi–Core Processor Family Powering Next Generation Advanced Security Appliances
•	February 29, 2016 - Cavium Showcased Products for Securing the Enterprise, Cloud & Service Provider Infrastructure at RSA Conference 2016
•	February 29, 2016 - Cavium Announced FIPS 140-2 Certification of LiquidSecurityFamily
•	February 29, 2016 - Lanner Announced MR-810 Secure Networking Appliance for Telecom and NFV Applications Based on Cavium ThunderX Workload Optimized Processors
•	February 22, 2016 - Cavium collaborates with ONOS project to launch M–CORD Solution POC at Mobile World Congress 2016
•	February 22, 2016 - Cavium Unveiled 4G and 5G Solutions for Next Generation Carrier Infrastructure at Mobile World Congress 2016
•	February 22, 2016 - Cavium and Argela Delivers ProgRAN, a Fully Programmable, SDN–based RAN Solution for LTE and 5G

Cavium, Inc. will broadcast its first quarter of 2016 financial results conference call today, April 27, 2016, at 2 p.m. Pacific time (5 p.m. Eastern time).  The conference call will be available via a live web cast on the investor relations section of the Cavium website at http://www.cavium.com. Please access the website at least a few minutes prior to the start of the call in order to download and install any necessary audio software. An archived web cast replay of the call will be available on the web site for a limited period of time.

About Cavium

Cavium is a leading provider of highly integrated semiconductor products that enable intelligent processing in enterprise, data center, cloud and wired and wireless service provider applications. Cavium offers a broad portfolio of integrated, software-compatible processors ranging in performance from 100 Mbps to 100 Gbps that enable secure, intelligent functionality in enterprise, data-center, broadband/consumer and access and service provider equipment. Cavium’s processors are supported by ecosystem partners that provide operating systems, tool support, reference designs and other services. Cavium’s principal office is in San Jose, CA with design team locations in California, Massachusetts, India and China. For more information, please visit: http://www.cavium.com.

CAVIUM, INC.

Unaudited GAAP Condensed Consolidated Statements of Operations

(in thousands, except per share amounts)

	Three Months Ended
	March 31, 2016	December 31, 2015
Net revenue	$101,882	$100,942
Cost of revenue	33,866	34,092
Gross profit	68,016	66,850
Operating expenses:
Research and development	50,455	47,764
Sales, general and administrative	20,925	19,397
Total operating expenses	71,380	67,161
Loss from operations	(3,364)	(311)
Other income (expense), net:
Interest expense	(208)	(227)
Other, net	14	(138)
Total other expense, net	(194)	(365)
Loss before income taxes	(3,558)	(676)
Provision for income taxes	275	354
Net loss	$(3,833)	$(1,030)
Net loss per common share, basic and diluted	$(0.07)	$(0.02)
Shares used in computing basic and diluted net loss per common share	56,932	56,131

CAVIUM, INC.

Unaudited Reconciliation of Non-GAAP Adjustments

(in thousands)

	Three Months Ended
	March 31, 2016	December 31, 2015
Reconciliation of GAAP operating expenses to non-GAAP:
GAAP research and development expenses	$50,455	$47,764
Stock-based compensation and related payroll taxes	(8,773)	(7,833)
Amortization of acquisition related assets	(3,532)	(3,667)
Xpliant transition related expenses	-	(970)
Non-GAAP research and development expenses	$38,150	$35,294

Reconciliation of GAAP sales, general and administrative expenses to non-GAAP:
GAAP sales, general and administrative expenses	$20,925	$19,397
Stock-based compensation and related payroll taxes	(5,984)	(4,764)
Non-GAAP sales, general and administrative expenses	$14,941	$14,633
Total Non-GAAP operating expenses	$53,091	$49,927

CAVIUM, INC.

Unaudited Reconciliation of Non-GAAP Adjustments

(in thousands, except per share data and percentages)

	Three Months Ended
	March 31, 2016	December 31, 2015
Reconciliation of GAAP gross profit and margin to non-GAAP:
Net revenue	$101,882	$100,942
GAAP gross profit	68,016	66,850
GAAP gross margin	66.8%	66.2%

Stock-based compensation and related payroll taxes	191	198
Amortization of acquisition related assets	157	157
Non-GAAP gross profit	$68,364	$67,205
Non-GAAP gross margin	67.1%	66.6%

Reconciliation of GAAP loss from operations to non-GAAP income from operations:
GAAP loss from operations	$(3,364)	$(311)
Stock-based compensation and related payroll taxes	14,948	12,795
Amortization of acquisition related assets	3,689	3,824
Xpliant transition related expenses	-	970
Non-GAAP income from operations	$15,273	$17,278
Non-GAAP income from operations as a percentage of revenue	15.0%	17.1%

Reconciliation of GAAP net loss to non-GAAP net income:
GAAP net loss	$(3,833)	$(1,030)
Non-GAAP adjustments:
Stock-based compensation and related payroll taxes	14,948	12,795
Amortization of acquisition related assets	3,689	3,824
Xpliant transition related expenses	-	970
Total of non-GAAP adjustments	18,637	17,589
Non-GAAP net income	$14,804	$16,559

GAAP net loss per share, diluted	$(0.07)	$(0.02)
Non-GAAP adjustments detailed above	0.32	0.30
Non-GAAP net income per share, diluted	$0.25	$0.28

GAAP weighted average shares, diluted	56,932	56,131
Non-GAAP share adjustment	3,233	3,519
Non-GAAP weighted average shares, diluted	60,165	59,650

CAVIUM, INC.

Unaudited GAAP Condensed Consolidated Balance Sheets

(in thousands)

	As of
	March 31, 2016	December 31, 2015
Assets
Current assets
Cash and cash equivalents	$129,629	$134,646
Accounts receivable, net	79,594	68,742
Inventories	48,092	47,009
Prepaid expenses and other current assets	8,233	10,231
Total current assets	265,548	260,628
Property and equipment, net	63,303	64,677
Intangible assets, net	37,907	35,492
Goodwill	71,478	71,478
Other assets	1,738	1,718
Total assets	$439,974	$433,993

Liabilities and Stockholders' Equity
Current liabilities
Accounts payable	$25,668	$27,489
Other accrued expenses and other current liabilities	8,326	9,443
Deferred revenue	6,425	6,316
Capital lease and technology license obligations	17,286	20,608
Total current liabilities	57,705	63,856
Capital lease and technology license obligations, net of current	6,932	9,858
Deferred tax liability	3,785	3,417
Other non-current liabilities	2,907	2,962
Total liabilities	71,329	80,093

Stockholders' equity
Common stock	57	56
Additional paid-in capital	561,833	543,256
Accumulated deficit	(193,245)	(189,412)
Total stockholders' equity	368,645	353,900
Total liabilities and stockholders' equity	$439,974	$433,993

Cavium Contact:

Art Chadwick	Angel Atondo
Vice President of Finance and Administration and Chief Financial Officer	Senior Marketing Communications Manager
Tel: (408) 943-7104	Tel: (408) 943-7417
Email: art.chadwick@cavium.com	Email: angel.atondo@cavium.com